Exhibit 99.1

CF Industries “We Will Become A Leading Global Marketer, Producer And Supplier Of High-Quality, Low-Cost Fertilizer Products And Services, Creating Sustained Value For Shareholders, Customers And Employees.” CF Industries Holdings, Inc. NYSE: CF August 2007

For CF Industries Today . . . Tony Nocchiero Senior Vice President and Chief Financial Officer Steve Wilson Chairman and Chief Executive Officer

Safe Harbor Statement Certain statements contained in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. All statements in this presentation, other than those relating to our historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from such statements. These risks and uncertainties include: the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales with CF Industries’ pre-IPO owners and other large customers; the impact of changing market conditions on our forward pricing program; the significant risks and hazards against which we may not be fully insured; unanticipated consequences related to future expansion of our business; our inability to expand our business, including that due to the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals; acts of terrorism; difficulties in securing the raw materials we use; changes in global fertilizer supply and demand; loss of key members of management; inability to meet financial reporting and other reporting requirements as a public company; and the other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements.

The “Investable Idea” for CF Industries In an environment of strong worldwide demand for agricultural and fertilizer products, CF Industries has the strengths and flexibility to capitalize on that demand

Key Competitive Strengths Serving Fertilizer Markets World-scale manufacturing facilities Strategically located, flexible distribution system Long-standing customer relationships Leading positions in key U. S. Corn Belt states (30% nitrogen, 17% phosphate) Forward Pricing Program (FPP) Talented, experienced workforce Strong financial position

Nitrogen – World Class And Flexible Two of North America’s largest nitrogen complexes: efficient and operated with a “continuous improvement” philosophy Unique “make versus buy” capability in nitrogen: Donaldsonville Nitrogen Complex can import product to supplement or replace production Ability to shift between urea and UAN, based on market conditions “Dial up” capabilities

Phosphate A balanced, productive phosphate business, with a strong phosphate rock reserve position Capacities of rock mine and fertilizer plant are matched 25 years of proven reserves, with 15 years fully permitted Experience blending varying grades of phosphate rock

Industry Leading Flexibility in Distribution


Medicine Hat
Donaldsonville
Nitrogen Manufacturing Complex
Ammonia Terminal
Ammonia Terminal & UAN Terminal
UAN Terminal
Urea & Phosphate Warehouse
Low
High
Fertilizer Intensity

- ***One of the industry's largest networks of terminals and warehouses, many with access to multiple transportation modes***
- ***Ability to serve Midwestern ammonia terminals and urea warehouses from either Medicine Hat or Donaldsonville***
- ***Donaldsonville Nitrogen Complex ships via pipeline, barge, rail, and truck***

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Industry Leading Flexibility in Distribution


Medicine Hat
Nitrogen Manufacturing Complex
Ammonia Terminal
Ammonia Terminal & UAN Terminal
UAN Terminal
Urea & Phosphate Warehouse
Low
High
Fertilizer Intensity

- *In-market storage capacity is approximately 1.2 million tons for nitrogen and 300,000 tons for phosphate*
- *A leading player in the Corn Belt states*
- *Our ammonia distribution network can empty completely in ten days*
- *Phosphate shipped by rail or barge domestically or exported from our own Tampa dock and warehouse*

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Value of Ammonia Distribution System Source: FMB Group June 2003 - Current MW – Gulf $ Spread @ Record Level Ammonia Price ($/short ton) 200 250 300 350 400 450 500 J J04 J J05 J J06 J J07 Price MW NH3 Gulf of Mexico

Effective Margin Protection And Risk Management Capabilities Forward Pricing Program (FPP) eliminates natural gas risks and locks in margins on its nitrogen orders In Q2 ’07, 70 percent of nitrogen and 43 percent of phosphate volume was under company’s FPP Hedging natural gas on FPP orders results in non-cash, mark-to-market adjustments each quarter for CF Industries - 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 Q4/04 Q1/05 Q2/05 Q3/05 Q4/05 Q1/06 Q2/06 Q3/06 Q4/06 Q1/07 Q2/07 FPP Quarterly Volume (MM tons)

Impressive 2007 Results Strongly outperformed FC Mean in Q2 Q2 net sales rose 23% over Q2 2006 to $848.9 million Q2 gross margin increased 75% to $177.6 million Q2 net earnings more than doubled to $93.6 million* – $1.65 per diluted share (vs. FC mean of $1.50) * Included mark-to-market loss of $36.3MM or $.41 per diluted share. **See EBITDA reconciliation in Appendix $0 $500 $1,000 $1,500 $2,000 $2,500 2005 2006 2007 Revenue ($MM) 2nd Half 1st Half $0 $50 $100 $150 $200 $250 $300 2005 2006 2007 Gross Margin ($MM) 2nd Half 1st Half

A Robust Second Half Outlook Farmers expected to realize strong cash flow from 2007 harvest Corn prices should support strong fertilizer application this fall Another 90 million acre corn year projected in ’08

Demand Growth Is A Global Phenomenon Source: USDA Rest of World EU China U.S. Asia ex-China Growth: 1.5% Growth: 3.6% MM Metric Tons Coarse grain consumption Wild cards: China, world economic growth, energy prices 0 200 400 600 800 1000 1200 90 92 94 96 98 00 02 04 06 08 10 12 14

Ethanol Drives U.S. Corn Demand Billion Bushels (green bars) Source: USDA, Doane % of Corn Production (orange line) 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 1995 1997 1999 2001 2003 2005 2007 2009 0% 5% 10% 15% 20% 25% 30% 35%

Growth In U.S. Corn Demand Is Accelerating Billion Bushels Source: USDA We are in a demand-driven environment for coarse grains: Ethanol Rising standards of living especially in India and China Growth: 1.6% Growth: 4.9% 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 91 93 95 97 99 01 03 05 07 09 Exports Ethanol Food & Industrial Feed

Farm Level Corn Prices Should Remain Strong Source: USDA Marketing Year (Year Beginning September 1) 1990-2005 Average = $2.26 ($/bu) Demand supports season average corn prices of $3.00 – $3.50 vs. recent $2.00 1.00 1.50 2.00 2.50 3.00 3.50 4.00 90 92 94 96 98 00 02 04 06

Strong Corn Revenue Supports Fertilizer Demand $ Billion Source: USDA, Doane & CF Industries Million Acres 0 10 20 30 40 50 60 90 92 94 96 98 00 02 04 06 08 10 12 14 60 65 70 75 80 85 90 95 100 Corn Acres Corn Revenue to Farmers

Outlook for U.S. Fertilizer Demand for N & P (Million Nutrient Tons) N Source: CF Industries Fertilizer Years Continued growth in demand for U.S. corn Increased acreage Strong prices Higher yields Fertilizer demand long-term is expected to be fueled by: 0.0 5.0 10.0 15.0 20.0 91 93 95 97 99 01 03 05 07 09 Phosphate Nitrogen

Demand-Driven Environment Supported Strong Pricing (World Nitrogen Price Index: Average 1998 = 100) Source: FMB Group January 1998 – Current Price Index 0 50 100 150 200 250 300 350 400 J98 J99 J00 J01 J02 J03 J04 J05 J06 J07 NH3 Urea

World Nitrogen Market Is Tighter Than Previous Cycles (World Nitrogen Surplus) Calendar Years Source: Fertecon, CF Industries Although excess capacity comes on stream shortly, surplus is not expected to match peaks of previous two cycles Million tonnes 0 2 4 6 8 10 12 14 90 92 94 96 98 00 02 04 06 08 10

Globalized Natural Gas Pricing Could Drive Out Marginal Players In Eastern Europe Calendar Years Source: Industry Forecasts, Fertecon $/MMBtu High natural gas cost in Eastern Europe could put a floor under the world market 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 2005 2006 2007 2008 2009 2010 Western Europe U.S. Ukraine Russia Trinidad Mideast

Calendar Years Source: Industry Forecasts, Fertecon U.S. Cost Ukraine Russia $ per Tonne Middle East Trinidad Ammonia Cost Delivered to U.S. 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 2005 2006 2007 2008 2009 2010

World Phosphate Market Has Also Tightened Dramatically Over The Last Year Source: FMB Group DAP (price$/ton) Rebound in demand in the U.S. and Latin America combined with continued demand growth in Asia Reduced U.S. production and low producer inventory going into the ‘07 fall season June 2001 - Current 0 50 100 150 200 250 300 350 400 450 500 J J02 J J03 J J04 J J05 J J06 J J07 J Florida ($/Short Ton) U.S. Export ($/Tonne)

World Phosphate Fertilizer Demand Outlook Source: USDA, Doane Calendar Years We are in a demand-driven environment Capacity additions should be modest until end of decade, keeping balance tight by historical standards MM Tonnes P205 Growth: 1.8% Growth: 3.4% 0 10 20 30 40 50 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 Other MAP DAP

Strategic Themes Size: Become a larger entity Risk Profile: Diversify sources of cash operating income Customer Focus: Pursue a multi-channel distribution strategy that systematically provides the optimal cost/service balance to each end user customer segment

Strategic Themes Supply Base: Invest in supply sources to serve growth markets Distribution/Logistics: Strengthen our gateway position through the U.S. Gulf Continuous improvement: Continually seek ways to improve our operations and management processes

Specific Strategic Initiatives: Gasification Project Gasification/ammonia complex at Donaldsonville Nitrogen Complex Reduce our dependence on North American natural gas Conversion of substantial portion of complex from natural gas to low-cost feedstock of petcoke/coal blend Increase operational flexibility of the nitrogen complex An equity investment with the potential for attractive returns

Significant Differentials Expected To Continue History Projections Source: EIA 2007 2005 $ per MMBtu 0 1 2 3 4 5 6 7 8 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 2030 Natural Gas Coal

Uranium recovery installation at Plant City Phosphate Complex Extracted from phosphate fertilizer production Key is procuring long-term supply contracts with utilities Economic returns promising Specific Strategic Initiatives: Uranium Recovery

Ammonia/UAN Joint Venture in Trinidad Further natural gas risk diversification plus added UAN and ammonia Site issues in Trinidad have delayed decision Specific Strategic Initiatives: Trinidad Project

“Continuous improvement” opportunities Debottlenecking opportunities at Plant City Phosphate Complex Natural gas efficiency improvements at Donaldsonville Nitrogen Complex Improved throughput at distribution facilities Specific Strategic Initiatives

The “Investable Idea” for CF Industries In an environment of strong worldwide demand for agricultural and fertilizer products, CF Industries has the strengths and flexibility to capitalize on that demand

APPENDIX

U.S. market shares for fertilizer year 2005: 24% nitrogen 12% phosphate A leading player in Corn Belt* states in fertilizer year 2005: 30% nitrogen 17% phosphate *ND, SD, NE, KS, MN, IA, MO, IL, OH & IN A Strong Corn Belt Market Share

Medicine Hat Nitrogen Complex Phosphate Plant Phosphate Rock Mine Ammonia Terminal and UAN Terminal Urea Warehouse Ammonia Terminal UAN Terminal WI IN MN IA MO NE OH ND IL SD Donaldsonville Plant City Hardee Low High KS MI Flexible Distribution Network Well Situated to Serve Corn Belt States

World-Scale Manufacturing – Donaldsonville, LA Largest nitrogen fertilizer complex in North America Produces ammonia, urea, and UAN

World-Scale Manufacturing – Medicine Hat, AB Largest nitrogen fertilizer complex in Canada, #3 in North America Produces ammonia and urea

World-Scale Manufacturing – Central Florida Hardee County – rock mine with 25 years of reserves* Plant City Complex – one of the largest, integrated DAP/MAP complexes in U.S Port of Tampa – access to domestic and international markets *16 fully permitted

2006 Stock Performance Negative hurricane forecast “No-Show” hurricanes Corn optimism $25.64 $22.85 $20.01 $17.07 $15.57 $15.84 $14.26 $17.15 $17.30 $17.00 $18.45 $17.02 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 01/06/06 01/13/06 01/20/06 01/27/06 02/03/06 02/10/06 02/17/06 02/24/06 03/03/06 03/10/06 03/17/06 03/24/06 03/31/06 04/07/06 04/13/06 04/21/06 04/28/06 05/05/06 05/12/06 05/19/06 05/26/06 06/02/06 06/09/06 06/16/06 06/23/06 06/30/06 07/07/06 07/14/06 07/21/06 07/28/06 08/04/06 08/11/06 08/18/06 08/25/06 09/01/06 09/08/06 09/15/06 09/22/06 09/29/06 10/06/06 10/13/06 10/20/06 10/27/06 11/03/06 11/10/06 11/17/06 11/24/06 12/01/06 12/08/06 12/15/06 12/22/06 12/29/06 Week Ending

2007 YTD Stock Performance $29.29 $31.56 $39.58 $36.56 $40.80 $41.81 $38.55 $41.11 $44.30 $54.96 $62.98 $67.08 $55.26 $53.71 $63.68 $59.89 $60.06 $47.87 $46.31 $42.38 $42.12 $40.23 $43.08 $34.35 $26.59 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 $55.00 $60.00 $65.00 $70.00 1/5/2007 1/12/2007 1/19/2007 1/26/2007 2/2/2007 2/9/2007 2/16/2007 2/23/2007 3/2/2007 3/9/2007 3/16/2007 3/23/2007 3/30/2007 4/5/2007 4/13/2007 4/20/2007 4/27/2007 5/4/2007 5/11/2007 5/18/2007 5/25/2007 6/1/2007 6/8/2007 6/15/2007 6/22/2007 6/29/2007 7/6/2007 7/13/2007 7/20/2007 7/27/2007 8/3/2007 Week Ending

Forward Pricing Program > 52% N and 42% P sold under FPP in Q1 ‘07 Challenge Natural gas and nitrogen fertilizer prices are highly volatile Benefits Margin certainty Improved production scheduling Reduced inventory risk Enhanced liquidity Integration with customers Solution Customers purchase product forward CF locks in margin by fixing natural gas costs Substantial customer deposit > 70% N and 43% P sold under FPP in Q2 ‘07

Appendix Two Continuous Improvement Increased Productivity at Florida Phosphate Operation Natural Gas and Capacity Gains at Medicine Hat MMBtu of Natural Gas Per Ton 30.00 31.00 32.00 33.00 34.00 35.00 36.00 37.00 38.00 39.00 40.00 1980 1981 1982 1983 1984 1985 1986 1986 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Steady Efficiency Improvements at Donaldsonville * Representative of complex’s four ammonia plants Appendix Two Continuous Improvement DONALDSONVILLE AMMONIA NO. 3 PLANT MMBTU/TON * 31.5 32.0 32.5 33.0 33.5 34.0 34.5 35.0 35.5 36.0 1980 1985 1990 1995 2000 2005 2010 YEAR MMBTU/TON Significantly less natural gas per product ton

EBITDA

CF INDUSTRIES HOLDINGS, INC.
SELECTED FINANCIAL INFORMATION
RECONCILIATION OF NON-GAAP DISCLOSURE ITEMS

Reconciliation of net earnings (loss) to EBITDA:

	Six months ended June 30,			Six months ended December 31,		Twelve months ended December 31,	
(in millions)	2007	2006	2005	2006	2005	2006	2005
Net earnings (loss)	$ 150.8	$ 18.0	$ 65.2	$ 15.3	$ (104.2)	$ 33.3	$ (39.0)
Interest income - net	(8.1)	(3.5)	2.8	(6.1)	(3.4)	(9.6)	(0.6)
Income tax provision	81.1	11.5	42.8	8.2	84.1	19.7	126.9
Depreciation, depletion and amortization	40.5	47.4	53.2	47.2	44.3	94.6	97.5
Less: Loan fee amortization [a]	(0.3)	(0.3)	(0.5)	(0.3)	(0.3)	(0.6)	(0.8)
EBITDA	$ 264.0	$ 73.1	$ 163.5	$ 64.3	$ 20.5	$ 137.4	$ 184.0

[a] To adjust for amount included in both interest and amortization.

EBITDA is defined as net earnings (loss) plus interest expense (income)—net, income tax provision (benefit) including taxes on the cumulative effect of a change in accounting principle and depreciation, depletion and amortization. We have presented EBITDA because our management believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, some of which present EBITDA when reporting their results. We regularly evaluate our performance as compared to other companies in our industry that have different financing and capital structures and/or tax rates by using EBITDA.

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